Exhibit 32.1

                  Certification of Chief Executive Officer and
                   Acting Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-QSB/A (the "Form 10-QSB/A") for the quarter ended March 31, 2004 of Universal Detection Technology (the "Issuer").


I, Jacques Tizabi, the Chief Executive Officer and Acting Chief Financial Officer of Issuer certify that, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:


          (i) the Form 10-QSB/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  September 17, 2004



                                                 /s/ Jacques Tizabi
                                              ---------------------------------
                                               Name: Jacques Tizabi